EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2022
EARNINGS (LOSS) PER SHARE
EARNINGS (LOSS) PER SHARE

24— EARNINGS (LOSS) PER SHARE

	Year Ended December 31,
	2022	2021	2020
Income (loss) available to common shareholders (in Euros)	€(2,933,058)	€699,890	€(1,703,668)
Weighted average number of shares for the computation of basic EPS	34,392,598	32,129,047	29,148,108
Basic EPS (in Euros)	€(0.09)	€0.02	€(0.06)
Effect of dilutive securities	2,502,171	293,824	622,723
Weighted average number of shares for the computation of diluted EPS	34,392,598	32,422,871	29,148,108
Diluted EPS income / (loss) (in Euros)	€(0.09)	€0.02	€(0.06)

Diluted EPS income / (loss) available to common shareholders is computed including all dilutive securities that are in the money.

The effects of dilutive securities for the year ended December 31, 2022 and 2020 were excluded from the calculation of diluted earnings per share as a net loss was reported in this period.